UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K/A

                         CURRENT REPORT

                 Pursuant to Section 13 OR 15(d)
             of the Securities Exchange Act of 1934

                Date of Report:     May 23, 2005
        (Date of earliest event reported:  May 19, 2005)

                HAVERTY FURNITURE COMPANIES, INC.
     (Exact name of registrant as specified in its charter)
         Maryland            1-14445           58-0281900
      (State or other      (Commission           (I.R.S.
      jurisdiction of     File Number)          Employer
     incorporation or                        Identification No.)
       organization)


                      780 Johnson Ferry Road,
                            Suite 800,
                      Atlanta, Georgia 30342
      (Address of principal executive officers) ( Zip Code)
       Telephone number, including area code:   (404) 443-2900


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

This amendment is being filed to add   the  words "Thrift Plan"
which were inadvertently omitted from the first paragraph of the previously filed Form 8-K.


Item 4.01.  Changes in Registrant's Certifying Account

On May 19, 2005, Windham Brannon, P.C. was appointed as the independent registered public accounting firm ("auditor" or "auditors") for the Haverty Furniture Companies, Inc. Thrift Plan (the "Plan") for the year ended December 31, 2004. Ernst & Young LLP ("Ernst & Young"), the Plan's independent registered public accounting firm for the two most recent fiscal years, has been dismissed.

The  decision  to  change  auditors was  approved  by  the  Audit
Committee   of  the  Board  of  Directors  of  Haverty  Furniture
Companies, Inc. (the "Company") on May 19, 2005.

The audit reports of Ernst & Young on the financial statements of the Plan for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the two most recent fiscal years and through May 19, 2005, there were no disagreements between the Plan and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its report on the Plan's financial statements.

During the two most recent fiscal years and through May 19, 2005, there were no "reportable events" with respect to the Plan as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

During the two most recent fiscal years and through May 19, 2005, the Company did not consult with Windham Brannon, P.C. with respect to the Plan regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Plan provided a copy of the foregoing disclosures to Ernst & Young prior to the date of the filing of this report and requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01. A copy of the letter furnished in response to that request is filed as Exhibit
16.1 to this Form 8-K.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)  Exhibits

    16.1      Letter addressed to the Securities and
              Exchange Commission from Ernst & Young LLP dated May 23, 2005.



                           SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            HAVERTY FURNITURE COMPANIES, INC.


May 23, 2005                By:  /s/ Jenny H. Parker
                               ------------------------------
                                    Jenny H. Parker
                            Vice President, Secretary and Treasurer


                          EXHIBIT INDEX


    16.1      Letter addressed to the Securities and
              Exchange Commission from Ernst & Young LLP dated May 23, 2005.